FLEXIBLE PREMIUM VARIABLE ANNUITY – F

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated May 18, 2009

to the

Prospectus dated May 1, 2009

Effective May 25, 2009, we will not accept any premium payment that is allocated to the fixed account in excess of $5,000, except the dollar cost averaging fixed account option for policies with the C-Share Rider. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $5,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – F dated May 1, 2009